UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 21, 2014

Aspen Aerogels, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36481	04-3559972
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30 Forbes Road, Building B, Northborough, Massachusetts		01532
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(508) 691-1111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(b)

On August 21, 2014, David Prend, a member of the Board of Directors of Aspen Aerogels, Inc. (the “Company”), notified the Company that he would voluntarily resign from the Board of Directors and subsequently delivered his resignation notice effective August 25, 2014. There were no disagreements between Mr. Prend and the Company or any officer or director of the Company which led to the resignation. With the resignation, Mr. Prend also resigned from his role as a member of the Compensation Committee. The Company does not have an immediate plan to fill the vacancy created by the resignation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2014	Aspen Aerogels, Inc.
By: /s/ John F. Fairbanks

Name: John F. Fairbanks

Title: Vice President, Chief Financial Officer and Treasurer